UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 12, 2007 (March 16, 2007)

Date of report (Date of earliest event reported)

Commission File Number	Name of Registrant State of Incorporation Address of Principal Executive Offices and Telephone Number	IRS Employer Identification Number
1-267	ALLEGHENY ENERGY, INC. (A Maryland Corporation) 800 Cabin Hill Drive Greensburg, Pennsylvania 15601 Telephone (724) 837-3000	13-5531602

0-14688	MONONGAHELA POWER COMPANY (An Ohio Corporation) 1310 Fairmont Avenue Fairmont, West Virginia 26554 Telephone (304) 366-3000	13-3079675

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.

On March 12, 2007, Monongahela Power Company (“Monongahela”), a wholly-owned subsidiary of Allegheny Energy, Inc. (“Allegheny”) entered into an agreement (the “Fort Martin Agreement”) with Washington Group International (“WGI”) in connection with its plans to install flue gas desulfurization equipment, or “scrubbers,” at its coal-fired Fort Martin Power Station, which is located near Maidsville, West Virginia (“Fort Martin”). A press release announcing the Fort Martin Agreement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Under the terms of the Fort Martin Agreement, WGI agreed to perform certain engineering, procurement and construction services for the balance of the flue gas desufurization project at Fort Martin, as well as certain related construction management, site management and safety program administration services, all as more fully described in the Fort Martin Agreement and related job specifications, on a cost reimbursable basis, plus an additional fee. The Fort Martin Agreement contains representations and warranties of the parties and other terms and conditions customary for agreements of its nature. A copy of the Fort Martin Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Additionally, on March 12, 2007, Allegheny Energy Supply Company, LLC, a subsidiary of Allegheny, entered into a First Amendment (the “Amendment”) to its EPC Agreement, dated as of July 13, 2006, with WGI relating to its scrubber construction project at its Hatfield’s Ferry Power Station, which is located near Masontown, Pennsylvania. A copy of the Amendment is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

	(c)	Exhibits
	Exhibit No.	Description
	10.1	Agreement, dated as of March 12, 2007, between Monongahela and WGI
	10.2	First Amendment, dated as of March 12, 2007, to EPC Agreement No. 1002 between Allegheny Energy Supply Company, LLC and WGI
	99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGHENY ENERGY, INC.
Date: March 16, 2007	By:	/s/ Philip L. Goulding
	Name:	Philip L. Goulding
	Title:	Senior Vice President and Chief Financial Officer

MONONGAHELA POWER COMPANY
Dated: March 16, 2007	By:	/s/ Philip L. Goulding
	Name:	Philip L. Goulding
	Title:	Vice President

EXHIBIT INDEX

Exhibit No.	Description
10.1	Agreement, dated as of March 12, 2007, between Monongahela and WGI
10.2	First Amendment, dated as of March 12, 2007, to EPC Agreement No. 1002 between Allegheny Energy Supply Company, LLC and WGI
99.1	Press Release